New Jersey
Municipal
Bond Fund, Inc.
Annual Report


December 31, 1997

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus New Jersey Municipal Bond Fund, Inc. for its 12-month reporting period ended December 31, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 8.84%.* The Fund's tax-free distribution rate per share was 5.09%.**

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   An ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint has centered on the low unemployment rate of just 4.6%, a 24-year low. In particular, there have been fears that wages would rise at a rate that could rekindle inflation.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are generally considered important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, it is unlikely that the Fed would raise interest rates in the near term and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   Since our last communication to shareholders at the end of June, the climate has been extremely favorable for long-term fixed income securities. The strong economy, low inflation scenario that had gripped the market for much of 1997 was pushed aside during the fourth quarter as the Asian financial crisis took center stage. Although it is impossible to predict the magnitude of the impact that this will have on U.S.economic activity, it is safe to assume that some downward pressure on growth and prices will result. Already this bond-friendly logic has resulted in long- term Treasury yields declining from 6.78% at the end of June to 5.92% at year end.

   Municipal securities would benefit from a continued decline in rates, but probably to a lesser degree than their taxable counterparts. This is due to the risk that municipal supply will increase as yields decline owing to municipalities refinancing their outstanding, higher yielding debt. As an illustration of this, municipal yields declined roughly 40 basis points during the June to December period while Treasury yields declined about 86 basis points during the same period.

PORTFOLIO OVERVIEW

   The Fund chose to restructure a portion of the portfolio during the first half of 1997 in order to increase the Fund's sensitivity to changes in interest rates. This strategy played out nicely as long-term rates plunged dramatically in the final quarter of the calendar year. Many of the trades that were executed later in the year sought to capitalize on the extremely flat yield curve by purchasing 15-20-year maturities and selling 30-year maturities. By purchasing intermediate maturities the portfolio was able to reduce risk significantly while capturing over 95% of the yield produced by bonds with much longer maturities. Also, the long-term callable bonds that were sold had increased in value during the bond market rally and had relatively little room for further price appreciation.

   Entering the new year, our posture has turned from positive to neutral on the bond market as we feel a tremendous amount of good news is currently priced into the market. Thus, we will look to maintain an attractive tax-exempt dividend and protect the net asset value of the Fund during the coming year. On a security-by-security basis, we intend to analyze the risk/reward profile of each bond in the portfolio and then buy and sell in an effort to best position the Fund. We continue to monitor the changing financial landscape and stand ready to adjust our positions accordingly.

                                      Sincerely,

                                      /S/Richard J. Moynihan
                                      Richard J. Moynihan
                                      Director, Municipal Portfolio Management
                                      The Dreyfus Corporation

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New Jersey residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus New Jersey Municipal Bond Fund, Inc.                   December 31, 1997
--------------------------------------------------------------------------------

  COMPARISON  OF CHANGE IN VALUE OF $10,000  INVESTMENT IN DREYFUS NEW JERSEY
    MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$22,787
Lehman Brothers
Municipal Bond Index*

$22,250
Dreyfus
New Jersey Municipal
Bond Fund

*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------------
       One Year Ended            Five Years Ended            Ten Years Ended
     December 31, 1997          December 31, 1997           December 31, 1997
     -----------------          -----------------           -----------------
          8.84%                        6.62%                       8.33%

----------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New Jersey Municipal Bond Fund, Inc. on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other
expenses and  is  not  limited  to  investments   principally  in  New  Jersey
municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                                                               December 31, 1997

                                                                                                 Principal
Long-Term Municipal Investments--97.9%                                                             Amount           Value
-------------------------------------------------------------------------------                ------------    --------------
New Jersey--82.8%
Atlantic County Utilities Authority, Solid Waste System Revenue:
   7%, 3/1/2008................................................................                $  4,250,000     $  4,296,155
   7.125%, 3/1/2016............................................................                   6,650,000        6,738,511
Brick Township Municipal Utilities Authority, Water and Sewer Revenue, Refunding
   5%, 12/1/2016 (Insured; FGIC)...............................................                   5,450,000        5,424,712
City of Camden:
   Zero Coupon, 2/15/2010 (Insured; FSA).......................................                   2,500,000        1,416,800
   Zero Coupon, 2/15/2012 (Insured; FSA).......................................                   4,585,000        2,317,580
Camden County Pollution Control Financing Authority, Solid Waste Disposal and
   Resource Recovery System Revenue 7.50%, 12/1/2010...........................                  13,000,000       13,139,880
Clearview Regional High School District, Refunding
   5.375%, 8/1/2015 (Insured; FGIC)............................................                   3,625,000        3,830,610
Delaware River and Bay Authority, Highway Toll Revenue
   5.25%, 1/1/2026 (Insured; FGIC).............................................                   10,000,000       10,023,100
Delaware River Port Authority, Highway Toll Revenue 5.50%, 1/1/2026 (Insured; FGIC)                5,000,000        5,167,050
East Orange:
   Zero Coupon, 8/1/2010 (Insured; FSA)........................................                    4,240,000        2,351,546
   Zero Coupon, 8/1/2011 (Insured; FSA)........................................                    2,500,000        1,305,625
Essex County Improvement Authority, Revenue:
   Lease:
      7%, 12/1/2020 (Prerefunded 12/1/2000) (Insured; AMBAC) (a)...............                    4,000,000        4,394,880
      (County Correctional Facility Project) 5.70%, 1/1/2027 (Insured; FGIC)...                    7,030,000        7,417,774
   Water (Utility System - Orange Franchise) 5.75%, 7/1/2027 (Insured; MBIA)...                    1,800,000        1,904,724
Evesham Township Board of Education, COP, Lease Purchase Agreement
   6.875%, 9/1/2011 (Prerefunded 9/1/2001) (Insured; FGIC) (a).................                    3,050,000        3,389,435
Gloucester County Industrial Pollution Control Financing Authority,
   Industrial Revenue, Refunding (Mobil Oil Refining Corp. Project)
   5.625%, 12/1/2028 (Guaranteed; Mobil Oil Refining Corp.)....................                    1,000,000        1,028,220
Gloucester County Utilities Authority, Sewer Revenue, Refunding
   5.45%, 1/1/2024 (Insured; MBIA).............................................                    1,250,000        1,274,037
Gloucester Township Municipal Utilities Authority, Sewer Revenue, Refunding
   5.65%, 3/1/2018 (Insured; AMBAC)............................................                    2,530,000        2,760,230
Hillsborough Township School District:
   5.40%, 10/1/2020 (Insured; FSA).............................................                    1,720,000        1,755,174
   5.40%, 10/1/2021 (Insured; FSA).............................................                    1,520,000        1,548,834
Howell Township, Refunding 6.80%, 1/1/2014 (Insured; FGIC).....................                    5,000,000        5,513,950
Hudson County Improvement Authority:
   Facility Lease Revenue 7.539%, 12/1/2025 (Insured; FGIC) (b,c)..............                   13,835,000       15,892,956
   MFHR (Conduit Financing - Observer Park Project) 6.90%, 6/1/2022 (Insured; FNMA)                4,190,000        4,486,945
Jersey City:
   Zero Coupon, 5/15/2010 (Insured; FSA).......................................                    4,745,000        2,657,769
   5.375%, 10/1/2013...........................................................                    1,000,000        1,037,720
   Refunding:
      6%, 10/1/2008 (Insured; AMBAC)...........................................                    2,490,000        2,812,181
      6%, 10/1/2009 (Insured; AMBAC)...........................................                    1,890,000        2,134,377

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                                 December 31, 1997

                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
------------------------------------------------------------------------------                -------------    -------------
New Jersey (continued)
Keansburg Board of Education, COP 8%, 11/1/2014 (Prerefunded 11/1/1999) (a)....                $  5,000,000     $  5,441,350
Manchester Township Board of Education, COP
   7.20%, 12/15/2009 (Prerefunded 12/15/1998) (Insured; MBIA) (a)..............                   4,175,000        4,392,350
Monmouth County Improvement Authority, Revenue (Asbury Park Project)
   7.375%, 12/1/2009 (Prerefunded 12/1/1999) (a)...............................                   3,000,000        3,239,040
New Brunswick Parking Authority, Revenue, Refunding
   7.125%, 9/1/2015 (Prerefunded 9/1/1999) (Insured; FGIC) (a).................                   2,000,000        2,130,920
State of New Jersey, Refunding 6%, 7/15/2010...................................                   7,400,000        8,397,594
New Jersey Economic Development Authority, Revenue:
   (Clara Maas Health System Project) 5%, 7/1/2025 (Insured; FSA)..............                   7,975,000        7,811,592
   (Community Mental Health Loan Program) 8.50%, 7/1/2017......................                   7,230,000        8,063,113
   District Heating and Cooling
      (Trigen - Trenton District Energy Co. L.P. Project):
         6.10%, 12/1/2004......................................................                   3,375,000        3,636,664
         6.20%, 12/1/2007......................................................                   2,725,000        2,886,810
   Economic Development:
      (American Airlines Inc. Project) 7.10%, 11/1/2031........................                   2,855,000        3,145,097
      Refunding:
         (Stolt Terminals Inc. Project) 10.50%, 1/15/2018......................                   9,440,000        9,769,173
         (Tevco Inc. Project) 8.125%, 10/1/2009 (LOC; Credit Lyonnais) (d).....                   2,500,000        2,672,800
   First Mortgage (The Evergreens) 9.25%, 10/1/2022 (Prerefunded 10/1/2002) (a)                   5,000,000        6,123,800
   Health, Hospital and Nursing Home, Refunding (Hillcrest Health Service):
      Zero Coupon, 1/1/2012 (Insured; AMBAC)...................................                   1,000,000          508,460
      Zero Coupon, 1/1/2013 (Insured; AMBAC)...................................                   1,000,000          480,950
      Zero Coupon, 1/1/2015 (Insured; AMBAC)...................................                   3,250,000        1,394,413
      Zero Coupon, 1/1/2017 (Insured; AMBAC)...................................                   5,000,000        1,927,650
      Zero Coupon, 1/1/2018 (Insured; AMBAC)...................................                   2,500,000          911,300
      Zero Coupon, 1/1/2020 (Insured; AMBAC)...................................                   6,500,000        2,137,395
      Zero Coupon, 1/1/2022 (Insured; AMBAC)...................................                   6,000,000        1,770,780
   Refunding:
      Lease (New Jersey Performing Arts Center Project) 5%, 6/15/2015 (Insured; AMBAC)            3,000,000        3,005,970
      (Morris Hall / Saint Lawrence Inc. Project):
         5.50%, 4/1/2016 (LOC; Corestates Bank) (d)............................                   1,000,000        1,029,120
         5.50%, 4/1/2027 (LOC; Corestates Bank) (d)............................                   3,500,000        3,573,920
   Waste Paper Recycling (Marcal Paper Mills Inc. Project):
      6.25%, 2/1/2009..........................................................                   6,605,000        7,087,099
      8.50%, 2/1/2010..........................................................                   5,850,000        6,917,567
   Water Facilities:
      (American Water Co. Inc. Project) 6.50%, 4/1/2022 (Insured; FGIC)........                  11,500,000       12,537,300
      (Elizabeth Water Co. Project) 6.70%, 8/1/2021............................                   3,965,000        4,259,322
New Jersey Educational Facilities Authority, Revenue, Refunding
   (Seton Hall University Project):
      6.85%, 7/1/2019 (Prerefunded 7/1/1999) (Insured; BIGI) (a)...............                   5,280,000        5,605,670
      6.85%, 7/1/2019 (Insured; BIGI)..........................................                   3,770,000        3,991,412
      7%, 7/1/2021.............................................................                   3,500,000        3,769,395

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                                  December 31, 1997

                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
--------------------------------------------------------------------------------               ------------     ------------
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Health, Hospital and Nursing
   Home Revenue:
      (Kimball Medical Center) 8%, 7/1/2013....................................                $ 13,000,000     $ 13,982,930
      (Palisades Medical Center):
         7.50%, 7/1/2006.......................................................                   2,000,000        2,151,540
         7.60%, 7/1/2021.......................................................                   2,350,000        2,527,590
      (Raritan Bay Medical Center) 7.25%, 7/1/2014.............................                  13,000,000       14,093,040
      Refunding:
         (Atlantic Health Systems Hospital Corp.) 5%, 7/1/2027 (Insured; AMBAC)                   5,750,000        5,637,013
         (Saint Elizabeth Hospital Obligation Group):
            6%, 7/1/2014.......................................................                   2,500,000        2,644,850
            6%, 7/1/2020.......................................................                   3,000,000        3,160,620
         (Saint Joseph's Hospital and Medical Center)
            5.75%, 7/1/2016 (Insured; Connie Lee)..............................                   1,800,000        1,910,754
New Jersey Housing and Mortgage Finance Agency, Revenue:
   Multi-Family Housing:
      5.40%, 11/1/2017 (Insured; AMBAC)........................................                   2,000,000        2,017,260
      5.65%, 5/1/2040 (Insured; AMBAC).........................................                  15,000,000       15,127,650
      Refunding (Presidential Plaza at Newport Project) 7%, 5/1/2030 (Insured; FHA)               5,000,000        5,432,700
   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022.............................                   9,310,000        9,971,196
New Jersey Transit Corp., Lease Purchase Agreement, COP (Raymond Plaza East Inc.)
   6.50%, 10/1/2016 (Insured; FSA).............................................                   3,945,000        4,459,980
New Jersey Transportation Trust Fund Authority, Refunding (Transportation System):
   6.50%, 6/15/2011 (Insured; MBIA)............................................                  11,000,000       13,000,130
   7%, 6/15/2012 (Insured; MBIA)...............................................                   6,000,000        7,407,180
   5%, 6/15/2015 (Insured; MBIA)...............................................                  13,570,000       13,546,117
New Jersey Turnpike Authority, Turnpike Revenue, Refunding
   6.50%, 1/1/2016 (Insured; MBIA).............................................                  14,665,000       17,440,351
North Hudson Sewer Authority, Sewer Revenue 5.125%, 8/1/2022 (Insured; FGIC)...                   1,200,000        1,194,132
North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South Project)
   6%, 7/1/2019 (Insured; MBIA)................................................                   2,000,000        2,220,580
Ocean County Pollution Control Financing Authority, PCR, Refunding
   (Ciba Geigy Corp. Project) 6%, 5/1/2020.....................................                  11,700,000       12,446,928
Passaic County Utilities Authority, Solid Waste System Revenue 7%, 11/15/2007..                   1,500,000        1,516,980
Port Authority of New York and New Jersey:
   (Delta Airlines Inc. Project) 6.95%, 6/1/2008...............................                   7,200,000        7,924,392
   Port, Airport, and Marina Improvements Revenue, Refunding 5.25%, 7/1/2014...                   1,970,000        1,996,339
   Special Obligation Revenue:
      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015...........................                   6,500,000        7,365,020
      (JFK International Air Terminal):
         6.25%, 12/1/2015 (Insured; MBIA)......................................                   5,000,000        5,766,050
         5.75%, 12/1/2022 (Insured; MBIA)......................................                  17,885,000       18,798,387
         5.75%, 12/1/2025 (Insured; MBIA)......................................                   1,595,000        1,665,993
Rutgers University, College and University Revenue 5.20%, 5/1/2022.............                   4,400,000        4,429,656
South Jersey Transportation Authority, Port, Airport and Marina Lease Revenue
   (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022....................                     510,000          540,636

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                                     December 31, 1997

                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
------------------------------------------------------------------------------                 ------------     ------------
New Jersey (continued)
Union City, Refunding 5.20%, 9/1/2012 (Insured; MBIA)..........................                $  8,000,000     $  8,376,640
Union County Utilities Authority, Solid Waste Revenue:
   7.15%, 6/15/2009............................................................                   2,750,000        2,774,695
   7.20%, 6/15/2014............................................................                  10,000,000       10,089,600
University of Medicine and Dentistry 7.20%, 12/1/2019 (Prerefunded 12/1/1999) (a)                 5,710,000        6,152,240
Western Monmouth Utilities Authority, Sewer Revenue, Refunding
   5.60%, 2/1/2014 (Insured; AMBAC)............................................                   2,190,000        2,318,816
West New York Municipal Utilities Authority, Sewer Revenue, Refunding
   7.30%, 12/15/2017 (Prerefunded 12/15/2000) (Insured; FGIC) (a)..............                   6,250,000        6,924,688

U.S. Related --15.1%
Commonwealth of Puerto Rico:
   5.40%, 7/1/2025.............................................................                   6,300,000        6,395,886
   Refunding:
      6.50%, 7/1/2014 (Insured; MBIA)..........................................                   7,260,000        8,637,295
      5.65%, 7/1/2015 (Insured; MBIA)..........................................                   2,000,000        2,184,800
   Public Improvement 6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)...............                   5,400,000        6,064,632
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
   5%, 7/1/2019 (Insured; AMBAC)...............................................                  10,325,000       10,164,653
Puerto Rico Electric Power Authority, Power Revenue 5.50%, 7/1/2025 (Insured; AMBAC)              5,000,000        5,123,350
Puerto Rico Highway and Transportation Authority, Highway Revenue:
   6.437%, 7/1/2007 (b)........................................................                  11,100,000       12,140,625
   6.435%, 7/1/2009 (b)........................................................                   2,950,000        3,197,063
   7.75%, 7/1/2016 (Prerefunded 7/1/2000) (a)..................................                   3,460,000        3,835,894
   6.625%, Series S, 7/1/2018 (Prerefunded 7/1/2002) (a).......................                  13,000,000       14,507,350
   6.625%, Series T, 7/1/2018 (Prerefunded 7/1/2002) (a).......................                   2,040,000        2,276,538
   5%, 7/1/2036................................................................                   8,000,000        7,852,480
Puerto Rico Public Buildings Authority, Lease Revenue
   5.25%, 7/1/2021 (Guaranteed; Commonwealth of Puerto Rico)...................                   2,000,000        2,000,000
Puerto Rico Ports Authority, Special Facilities Revenue
   (American Airlines Inc. Project) 6.25%, 6/1/2026 (Guaranteed; AMR Corp.)....                   3,000,000        3,259,890
                                                                                                               -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $526,867,774).........................................................                                 $569,291,930
                                                                                                                ============
Short-Term Municipal Investments--2.1%
-----------------------------------------------------------------------------
Port Authority of New York and New Jersey, Special Obligation Revenue,VRDN:
   5% (SBPA; Morgan Guaranty Trust Co.) (e)....................................                $  2,200,000     $  2,200,000
   5.10% (SBPA; Landesbank Hessen - Thuringen) (e).............................                  10,000,000       10,000,000
                                                                                                                ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $12,200,000)..........................................................                                 $ 12,200,000
                                                                                                                ============
TOTAL INVESTMENTS--100.0%
   (cost $539,067,774).........................................................                                 $581,491,930
                                                                                                                ============

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------


Summary of Abbreviations
----------------------------------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
BIGI       Bond Investors Guaranty Insurance                MBIA       Municipal Bond Investors Assurance
COP        Certificate of Participation                                   Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFHR       Multi-Family Housing Revenue
FHA        Federal Housing Administration                   PCR        Pollution Control Revenue
FNMA       Federal National Mortgage Association            SBPA       Standby Bond Purchase Agreement
FSA        Financial Security Assurance                     VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------------------

Fitch (f)          or          Moody's           or           Standard & Poor's         Percentage of Value
---------                      -------                        -----------------         -------------------
AAA                            Aaa                            AAA                              57.4%
AA                             Aa                             AA                                4.8
A                              A                              A                                15.8
BBB                            Baa                            BBB                              10.0
BB                             Ba                             BB                                1.1
B                              B                              B                                 1.3
Not Rated (g)                  Not Rated (g)                  Not Rated (g)                     9.6
                                                                                             _______
                                                                                              100.0%
                                                                                             =======


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security -- the interest is subject to change periodically.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, this security amounted to $15,892,956 or 2.7% of net assets.
(d) Secured by letters of credit.
(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(h) At December 31, 1997, the Fund had $157,710,584 (26.5% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.










                       See notes to financial statements.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                     December 31, 1997

                                                                                                     Cost            Value
                                                                                                 ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments            $539,067,774    $581,491,930
                              Cash.............................................                                       472,914
                              Interest receivable..............................                                    10,058,659
                              Receivable for investment securities sold........                                     4,673,007
                              Receivable for shares of Common Stock subscribed.                                           245
                              Prepaid expenses.................................                                         4,988
                                                                                                                -------------
                                                                                                                  596,701,743
                                                                                                                -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       349,110
                              Due to Distributor...............................                                         8,689
                              Accrued expenses.................................                                       125,673
                                                                                                                -------------
                                                                                                                      483,472
                                                                                                                -------------

NET ASSETS.....................................................................                                  $596,218,271
                                                                                                                =============

REPRESENTED BY:               Paid-in capital..................................                                  $553,071,158
                              Accumulated net realized gain (loss) on investments                                     722,957
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                   42,424,156
                                                                                                                -------------
NET ASSETS.....................................................................                                  $596,218,271
                                                                                                                =============

SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized)................                                    44,658,305

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                       $13.35
                                                                                                                       ======



                       See notes to financial statements.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                                                                    Year Ended December 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                      $35,320,242


EXPENSES:                     Management fee--Note 3(a)...................                    $ 3,513,183
                              Shareholder servicing costs--Note 3(b)......                      1,783,777
                              Professional fees..........................                          65,455
                              Custodian fees.............................                          55,398
                              Directors' fees and expenses--Note 3(c).....                         38,455
                              Registration fees..........................                          22,566
                              Prospectus and shareholders' reports--Note 3(b)                      19,360
                              Loan commitment fees--Note 2................                          5,973
                              Miscellaneous..............................                          29,985
                                                                                             ------------
                                Total Expenses...........................                       5,534,152

                              Less--reduction in management fee due to
                              undertaking--Note 3(a)......................                       (843,934)
                                                                                             ------------
                                Net Expenses.............................                                        4,690,218
                                                                                                              ------------



INVESTMENT INCOME--NET....................................................                                      30,630,024



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                     $ 3,536,391
                              Net unrealized appreciation (depreciation)
                                on investments..........................                       15,879,094
                                                                                             ------------




NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       19,415,485
                                                                                                              ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $50,045,509
                                                                                                              ============










                       See notes to financial statements.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Year Ended         Year Ended
                                                                             December 31, 1997  December 31, 1996
                                                                             -----------------  -----------------
OPERATIONS:
  Investment income--net.................................................        $ 30,630,024     $  33,319,748
  Net realized gain (loss) on investments...............................            3,536,391         9,376,479
  Net unrealized appreciation (depreciation) on investments.............           15,879,094       (22,801,500)
                                                                                -------------     -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....           50,045,509        19,894,727
                                                                                -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.................................................         (30,630,024)      (33,505,718)
  Net realized gain on investments......................................           (4,017,268)      (10,462,166)
                                                                                -------------     -------------
    Total Dividends.....................................................          (34,647,292)      (43,967,884)
                                                                                -------------     -------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.........................................          137,672,657       602,957,562
  Dividends reinvested..................................................           25,649,350        33,582,759
  Cost of shares redeemed...............................................         (176,451,075)     (672,354,345)
                                                                                -------------     -------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions...          (13,129,068)      (35,814,024)
                                                                                -------------     -------------
      Total Increase (Decrease) in Net Assets...........................            2,269,149       (59,887,181)

NET ASSETS:
  Beginning of Period...................................................          593,949,122       653,836,303
                                                                                -------------     -------------
  End of Period.........................................................        $ 596,218,271     $ 593,949,122
                                                                                =============     =============

                                                                                   Shares             Shares
                                                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold ..........................................................           10,576,756        46,189,858
  Shares issued for dividends reinvested................................            1,956,865         2,568,077
  Shares redeemed.......................................................          (13,551,273)      (51,413,282)
                                                                                -------------     -------------
    Net Increase (Decrease) in Shares Outstanding.......................           (1,017,652)       (2,655,347)
                                                                                =============     =============









                       See notes to financial statements.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                             Year Ended December 31,
                                                     -----------------------------------------------------------------------
PER SHARE DATA:                                       1997            1996            1995             1994            1993
                                                     ------          ------          ------           ------          ------
   Net asset value, beginning of period ....         $13.00          $13.53          $12.41           $14.03          $13.17
                                                     ------          ------          ------           ------          ------
   Investment Operations:
   Investment income--net....................           .68             .72             .74              .78             .79
   Net realized and unrealized gain (loss)
     on investments.........................            .44            (.30)           1.12            (1.61)            .88
                                                     ------          ------          ------           ------          ------
   Total from Investment Operations.........           1.12             .42            1.86             (.83)           1.67
                                                     ------          ------          ------           ------          ------
   Distributions:
   Dividends from investment income--net.....          (.68)           (.72)           (.74)            (.77)           (.79)
   Dividends from net realized gain on investments     (.09)           (.23)           (.00)*            --             (.02)
   Dividends in excess of net realized gain
     on investments.........................             --              --              --             (.02)             --
                                                      ------         ------          ------           ------          ------
   Total Distributions......................            (.77)          (.95)           (.74)            (.79)           (.81)
                                                      ------         ------          ------           ------          ------
   Net asset value, end of period ..........          $13.35         $13.00          $13.53           $12.41          $14.03
                                                      ======         ======          ======           ======          ======
TOTAL INVESTMENT RETURN.....................            8.84%          3.43%          15.29%           (6.02%)         12.97%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...            .80%           .80%            .80%             .77%            .72%
   Ratio of net investment income
     to average net assets..................            5.23%          5.46%           5.67%            5.94%           5.74%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.....             .14%           .14%            .15%             .20%            .25%
   Portfolio Turnover Rate .................           28.01%         31.30%          24.37%           10.02%           6.05%
   Net Assets, end of period (000's Omitted)        $596,218       $593,949        $653,836         $577,525        $725,815
---------

*Amount represents less than $.01 per share.


                       See notes to financial statements.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The
Manager  is a direct  subsidiary  of  Mellon  Bank,  N.A.  Premier  Mutual  Fund
Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2 % of the value of the Fund's average daily net assets for any full fiscal year, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from January 1, 1997 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $843,934 during the period ended December 31, 1997.

   (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service
Agents  (a  securities   dealer,   financial   institution   or  other  industry
professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amount, if any, to be paid to Service Agents and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended December 31, 1997, the Fund was charged $1,472,855 pursuant to the Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $215,242 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended December 31, 1997, redemption fees amounted to $801.

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $159,650,323 and $203,728,173, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $42,424,156, consisting of $43,120,151 gross unrealized appreciation and $695,995 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus New Jersey Municipal Bond Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc., including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                           /s/Ernst & Young LLP

New York, New York
January 27, 1998

Dreyfus New Jersey Municipal Bond Fund, Inc.
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1997:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and

   --the Fund hereby designates $.0357 per share as a long-term capital gain distribution (of which 36.14% is subject to the 20% maximum Federal tax rate) of the $.0613 per share paid on December 4, 1997. The Fund also designates $.0288 per share as a long-term capital gain distribution paid on August 6, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

Dreyfus New Jersey Municipal
Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 WashingtonStreet
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








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